SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2003

FLEET HOME EQUITY LOAN, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-53662	04-3544150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Federal Street

Boston, Massachusetts 02110

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (617) 434-2200

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of McKee Nelson LLP.

         8.1      Tax Opinion of McKee Nelson LLP

         23.1     Consent of McKee Nelson LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEET HOME EQUITY LOAN, LLC

By:    /s/ Jeffrey Lipson

Name:

Jeffrey Lipson

Title:

Vice President

Dated: April 4, 2003

Exhibit Index

Exhibit

Page

5.1    Legality Opinion of McKee Nelson LLP

   4

8.1    Tax Opinion of McKee Nelson LLP

   6

23.1   Consent of McKee Nelson LLP (included in Exhibits 5.1 and 8.1)

   5, 7